CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, James A. Bowen, President of First Trust/Aberdeen Global Opportunity Income Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or   15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 24, 2005                           /S/ JAMES A. BOWEN
     ----------------------                 ------------------------------------
                                            James A. Bowen, President
                                            (principal executive officer)


I, Mark R. Bradley, Chief Financial Officer and Treasurer of First Trust/ Aberdeen Global Opportunity Income Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 24, 2005          /S/ MARK R. BRADLEY
     ----------------------         --------------------------------------------
                                    Mark R. Bradley, Chief Financial Officer and
                                    Treasurer
                                    (principal financial officer)